EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Isle of Capri Casinos, Inc. (the “Company”) on Form 10-Q/A for the period ended January 28, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Donn Mitchell II, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

(1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Donn R. Mitchell, II
Donn R. Mitchell, II
Chief Financial Officer

July 25, 2007

The foregoing certification is being furnished pursuant to 18 U.S.C. §1350 and is not being filed as part of the Quarterly Report or as a separate disclosure document.